EXHIBIT 32.1

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of Security Biometrics, Inc., (the
"Company") on Form 10-QSB for the nine month period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:   June  3,  2004               By:  /s/  Wayne  Taylor
                                     -----------------------
                                     Name: Wayne Taylor, Interim Chief Executive
                                           Officer and Interim Chief Financial
                                           Officer


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